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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                Current Report
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 24, 1996
                                                       -----------------


                          REPUBLIC INDUSTRIES, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


               0-9787                                        73-1105145
               ------                                        ----------
            (Commission                                    (IRS Employer
            File Number)                                 Identification No.)


      450 East Las Olas Boulevard
              Suite 1200
           Ft. Lauderdale, FL                                    33301
      ---------------------------                                -----
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code (954) 713-5200
                                                          --------------


                                     N.A.
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On December 24, 1996, Republic Industries, Inc. issued a press release, which is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Not applicable.

        (b) Not applicable.

        (c) Exhibits.

            The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  REPUBLIC INDUSTRIES, INC.



                                  By: /s/ Michael S. Karsner
                                     ----------------------------------
                                     Michael S. Karsner
                                     Senior Vice President and
                                     Chief Financial Officer

Date:  January 2, 1997
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                          REPUBLIC INDUSTRIES, INC.

                                EXHIBIT INDEX


      Number and
Description of Exhibit
----------------------

        1.      None

        2.      None

        4.      None

        16.     None

        17.     None

        21.     None

        23.     None

        24.     None

        27.     None

        99.     Press Release, dated December 24, 1996.